Exhibit 10.39
Agreement # 750-03610-2002. Amendment 1
AMENDMENT NUMBER ONE TO
MASTER TELESERVICES AGREEMENT
THIS AMENDMENT Number One (the “Amendment ”) effective as of February 1, 2004 is made and entered into by and between APAC Customer Services, Inc an Illinois corporation, with offices at Six Parkway North, Deerfield, Illinois 600l5 (“Company”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at 180 Washington Valley Road, Bedminster, New Jersey 07921 on behalf of itself and for the benefits of its Affiliates (“Verizon Wireless”).
RECITALS
WHEREAS, Verizon Wireless and APAC Customer Services entered into a Master Teleservices Agreement dated February 1, 2003, Agreement Number 750-03610-2002, pursuant to which APAC Customer Services agreed to provide inbound and outbound customer relationship management (CRM) and related services to Verizon Wireless (the “Agreement”); and
WHEREAS, APAC Customer Services and Verizon Wireless now desire to amend Master Teleservices Agreement so as to provide written agreement on a Renewal Term pursuant to which APAC Customer Services shall provide inbound and outbound customer relationship management (CRM) and related services; and
NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Verizon Wireless and APAC Customer Services hereby agree as follows:
A.
THIS AMENDMENT IS AN INTEGRAL PART OF THE AGREEMENT. THE TERMS USED HEREIN WHICH ARE DEFINED OR SPECIFIED IN THE AGREEMENT SHALL HAVE THE MEANINGS SET FORTH IN THE AGREEMENT. IF THERE ARE ANY INCONSISTENCIES BETWEEN THE PROVISIONS OF THIS AMENDMENT AND THE PROVISIONS OF THE AGREEMENT, THE PROVISIONS OF THIS AMENDMENT SHALL CONTROL.

B.	RENEWAL OF AGREEMENT. The Renewal Term is effective as of the 1st day of February 2004 and shall continue in effect through February 28, 2005 unless terminated pursuant to the Agreement.

C.
AMENDMENT OF AGREEMENT. The following provisions amend the Agreement. Capitalized terms not otherwise defined in this Amendment and used in this section shall have the meanings ascribed thereto in the Agreement.

1.	Section 6.3 of the Agreement is herby deleted and restated in its entirety:
“6.3	Invoices will be prepared and sent to the persons and addresses designated by Verizon Wireless in each Authorization Letter.”
2.	Exhibit A is hereby deleted and restated as set forth in the attached Exhibit A.
Cellco Partnership d/b/a Verizon Wireless — Proprietary and Confidential.

Agreement # 750-03610-2002. Amendment 1
3.	Attachment A-1 is hereby deleted and restated as set forth in the attached Attachment A-1.

4.	Exhibit B is hereby deleted and restated as set forth in the attached Exhibit B.

5.	Exhibit D is hereby deleted and restated as set forth in the attached Exhibit D.

6.	Exhibit E is hereby deleted and restated as set forth in the attached Exhibit E.

7.	Exhibit F is hereby deleted and restated as set forth in the attached Exhibit F.

8.	Attachment F-1 is attached hereto and made part of this Agreement.

9.	Attachment F-2 is attached hereto and made part of this Agreement.

10.	Exhibit I is hereby deleted and restated as set forth in the attached Exhibit I.

11.	Exhibit J is hereby deleted and restated as set forth in the attached Exhibit J.

12.	Exhibit L is hereby deleted and restated as set forth in the attached Exhibit L.

13.	Exhibit M is hereby deleted and restated as set forth in the attached Exhibit M.
D.	EFFECT OF AMENDMENT. Except as amended hereby, the Agreement shall continue in full force and effect.

E.
SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

F.
COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together shall constitute one instrument. This amendment may be executed originally or by facsimile, and when so executed and delivered shall be deemed to be an original. It shall become binding when executed and delivered by both parties.

G.
ENTIRE AGREEMENT. This Amendment together with the Agreement and Authorization Letters issued pursuant to the Agreement, constitutes the entire Agreement and understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous Agreements, understandings, arrangements, commitments, negotiations and discussions of the parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect) with respect to the subject matter hereof. Each party acknowledges, represents and warrants that it has not relied on any representation, Agreement, understanding, arrangement, or commitment, which has not been expressly set forth in this Amendment, the Agreement or any previous amendment to the Agreement.

Cellco Partnership d/b/a Verizon Wireless — Proprietary and Confidential.

Agreement # 750-03610-2002. Amendment 1
This Amendment is hereby executed as of the date first written above.

	CELLCO PARTNERSHIP		APAC CUSTOMER SERVICES, INC.
d/b/a VERIZON WIRELESS

By:	/s/ L. C. McAdam	By:	/s/ David LaBonte

	Name: LOWELL C. McADAM		Name: David LaBonte
	Title: EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER		Title: Senior Vice President Operations Date: 12/22/03
Date: 1/9/04

		By:	/s/ Marc Tanenberg

Name: Marc Tanenberg
Title: Senior Vice President and Chief Financial Officer
Date: 12/30/03
Cellco Partnership d/b/a Verizon Wireless — Proprietary and Confidential.

3